UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): September 30, 2011
JPMORGAN CHASE & CO.
(Exact name of registrant as specified in its charter)

Delaware	1-5805	13-2624428
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

270 Park Avenue, New York, NY		10017
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (212) 270-6000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
JPMorgan Chase & Co. (“JPMorgan Chase” or the “Firm”) is furnishing this Current Report on Form 8-K to supplement financial disclosures related to changes to its business segments that became effective July 1, 2011. Commencing July 1, 2011, the Firm’s business segments have been reorganized as follows:
•	Auto and Student Lending transferred from the current Retail Financial Services (“RFS”) reportable/operating segment and will be reported with Card Services & Auto (“Card”) in a single reportable/operating segment.

•	Retail Financial Services will continue as a reportable/operating segment, organized in two components: Consumer & Business Banking (formerly Retail Banking) and Mortgage Banking (including Mortgage Production and Servicing, and Real Estate Portfolios).

(See page 1 of Exhibit 99.1 of this Form 8-K for a mapping of the Firm’s prior reporting to the current presentation.)
In furtherance of the reorganization of the RFS and Card business segments: (i) Todd Maclin will continue as the CEO of Commercial Banking (which remains unchanged as a reportable/operating segment); (ii) Gordon Smith continues as the CEO of Card; and (iii) Todd Maclin and Frank Bisignano will co-manage RFS.
The information contained in this Form 8-K is being furnished pursuant to Regulation FD in order to assist investors in understanding how the Firm’s business segment results would have been presented in previously-filed reports had such results been reported to reflect the manner in which JPMorgan Chase’s business segments are managed effective July 1, 2011. The recasting of the previously issued financial information does not represent a restatement of previously-issued financial statements and does not affect the Firm’s reported net income, earnings per share, total assets, stockholders’ equity or regulatory capital for any of the previously reported periods.
A copy of a presentation containing the supplemental financial information is attached hereto as Exhibit 99.1. This presentation is being furnished pursuant to Item 7.01, and the information contained therein shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities under that Section. Furthermore, the information contained in Exhibit 99.1 shall not be deemed to be incorporated by reference into the filings of the Firm under the Securities Act of 1933.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Description of Exhibit
99.1	JPMorgan Chase & Co. Revised Financial Supplement (Business Segment Reorganization) — Six Quarter Trend Through 2Q11 and Full Years of 2008-2010

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JPMORGAN CHASE & CO. (Registrant)
	By:	/s/ Shannon S. Warren
Shannon S. Warren

Managing Director and Corporate Controller
[Principal Accounting Officer]

Dated: September 30, 2011

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	JPMorgan Chase & Co. Revised Financial Supplement (Business Segment Reorganization) — Six Quarter Trend Through 2Q11 and Full Years of 2008-2010

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